Exhibit (e)(ix) under Form N-1A
                                           Exhibit (1) under Item 601/Reg. S-K






                                    Exhibit J
                                     to the
                             Distributor's Contract

                        FEDERATED INCOME SECURITIES TRUST

                     Federated Muni and Stock Advantage Fund
                                 Class A Shares


     The following provisions are hereby incorporated and made part of the Distributor's Contract dated the 31st day of December, 1991, between Federated Income Securities Trust ("Trust") and Federated Securities Corp. ("FSC") with respect to Classes of the Funds set forth above.

     1. The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Classes ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of brokers ("Brokers") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust, and to render administrative support services to the Trust and its shareholders. In addition, FSC is authorized to select a group of administrators ("Administrators") to render administrative support services to the Trust and its shareholders.

     2. Administrative support services may include, but are not limited to, the following functions: 1) account openings: the Broker or Administrator communicates account openings via computer terminals located on the Broker's or Administrator's premises; 2) account closings: the Broker or Administrator communicates account closings via computer terminals; 3) enter purchase transactions: purchase transactions are entered through the Broker's or Administrator's own personal computer or through the use of a toll-free telephone number; 4) enter redemption transactions: Broker or Administrator enters redemption transactions in the same manner as purchases; 5) account maintenance: Broker or Administrator provides or arranges to provide accounting support for all transactions. Broker or Administrator also wires funds and receives funds for Trust share purchases and redemptions, confirms and reconciles all transactions, reviews the activity in the Trust's accounts, and provides training and supervision of its personnel; 6) interest posting: Broker or Administrator posts and reinvests dividends to the Trust's accounts; 7) prospectus and shareholder reports: Broker or Administrator maintains and distributes current copies of prospectuses and shareholder reports; 8)
advertisements: the Broker or Administrator continuously advertises the availability of its services and products; 9) customer lists: the Broker or Administrator continuously provides names of potential customers; 10) design services: the Broker or Administrator continuously designs material to send to customers and develops methods of making such materials accessible to customers; and 11) consultation services: the Broker or Administrator continuously provides information about the product needs of customers.

     3. During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.25% of the average aggregate net asset value of the shares of the Federated Muni and Stock Advantage Fund held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

     4. FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Classes' expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

     5. FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Brokers and Administrators a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

     6. FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Brokers and Administrators and the purpose for such payments.

     In consideration of the mutual covenants set forth in the Distributor's Contract dated December 31, 1991 between Federated Income Securities Trust and Federated Securities Corp., Federated Income Securities Trust executes and delivers this Exhibit on behalf of the Funds, and with respect to the Class A Shares of Federated Muni and Stock Advantage Fund.

            Witness the due execution hereof this 1st day of September, 2003.

                                    FEDERATED INCOME SECURITIES TRUST

                                    By:  /s/ J. Christopher Donahue
                                    Name:  J. Christopher Donahue
                                    Title:  President

                                    FEDERATED SECURITIES CORP.

                                    By:  /s/ James F Getz
                                    Name:  James F. Getz
                                    Title:  President - Broker/Dealer

                                  Exhibit K
                                     to the
                             Distributor's Contract

                        FEDERATED INCOME SECURITIES TRUST

                     Federated Muni and Stock Advantage Fund
                                 Class C Shares


     The following provisions are hereby incorporated and made part of the Distributor's Contract dated the 31st day of December, 1991, between Federated Income Securities Trust ("Trust") and Federated Securities Corp. ("FSC") with respect to Classes of the Funds set forth above.

     1. The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Classes ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of brokers ("Brokers") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust, and to render administrative support services to the Trust and its shareholders. In addition, FSC is authorized to select a group of administrators ("Administrators") to render administrative support services to the Trust and its shareholders.

     2. Administrative support services may include, but are not limited to, the following functions: 1) account openings: the Broker or Administrator communicates account openings via computer terminals located on the Broker's or Administrator's premises; 2) account closings: the Broker or Administrator communicates account closings via computer terminals; 3) enter purchase transactions: purchase transactions are entered through the Broker's or Administrator's own personal computer or through the use of a toll-free telephone number; 4) enter redemption transactions: Broker or Administrator enters redemption transactions in the same manner as purchases; 5) account maintenance: Broker or Administrator provides or arranges to provide accounting support for all transactions. Broker or Administrator also wires funds and receives funds for Trust share purchases and redemptions, confirms and reconciles all transactions, reviews the activity in the Trust's accounts, and provides training and supervision of its personnel; 6) interest posting: Broker or Administrator posts and reinvests dividends to the Trust's accounts; 7) prospectus and shareholder reports: Broker or Administrator maintains and distributes current copies of prospectuses and shareholder reports; 8)
advertisements: the Broker or Administrator continuously advertises the availability of its services and products; 9) customer lists: the Broker or Administrator continuously provides names of potential customers; 10) design services: the Broker or Administrator continuously designs material to send to customers and develops methods of making such materials accessible to customers; and 11) consultation services: the Broker or Administrator continuously provides information about the product needs of customers.

     3. During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.75% of the average aggregate net asset value of the shares of the Federated Muni and Stock Advantage Fund held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

     4. FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Classes' expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

     5. FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Brokers and Administrators a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

     6. FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Brokers and Administrators and the purpose for such payments.

     In consideration of the mutual covenants set forth in the Distributor's Contract dated December 31, 1991 between Federated Income Securities Trust and Federated Securities Corp., Federated Income Securities Trust executes and delivers this Exhibit on behalf of the Funds, and with respect to the separate Classes of Shares thereof, first set forth in this Exhibit.

            Witness the due execution hereof this 1st day of September, 2003.

                                    FEDERATED INCOME SECURITIES TRUST

                                    By:  /s/ J. Christopher Donahue
                                    Name:  J. Christopher Donahue
                                    Title:  President

                                    FEDERATED SECURITIES CORP.

                                    By:  /s/ James F. Getz
                                    Name:  James F. Getz
                                    Title:  President - Broker/Dealer



                                    Exhibit L
                                     to the
                             Distributor's Contract

                        FEDERATED INCOME SECURITIES TRUST

                        Federated Short Term Income Fund
                                 Class Y Shares




     In consideration of the mutual covenants set forth in the Distributor's Contract dated December 31, 1991 between Federated Income Securities Trust and Federated Securities Corp., Federated Income Securities Trust executes and delivers this Exhibit on behalf of the Funds, and with respect to the separate Classes of Shares thereof, first set forth in this Exhibit.



            Witness the due execution hereof this 1st day of December, 2003.





                                    FEDERATED INCOME SECURITIES TRUST



                                    By:  /s/ J. Christopher Donahue
                                    Name:  J. Christopher Donahue
                                    Title:  President




                                    FEDERATED SECURITIES CORP.


                                    By:  /s/ James F. Getz
                                    Name:  James F. Getz
                                    Title:  President - Broker/Dealer





                                    Exhibit M
                                     to the
                             Distributor's Contract

                        FEDERATED INCOME SECURITIES TRUST

                        Federated Short Term Income Fund
                                 Class A Shares




     The following provisions are hereby incorporated and made part of the Distributor's Contract dated the 31st day of December, 1991, between Federated Income Securities Trust ("Trust") and Federated Securities Corp. ("FSC") with respect to Classes of the Funds set forth above.



     1. The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Classes ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of brokers ("Brokers") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust, and to render administrative support services to the Trust and its shareholders. In addition, FSC is authorized to select a group of administrators ("Administrators") to render administrative support services to the Trust and its shareholders.



     2. Administrative support services may include, but are not limited to, the following functions: 1) account openings: the Broker or Administrator communicates account openings via computer terminals located on the Broker's or Administrator's premises; 2) account closings: the Broker or Administrator communicates account closings via computer terminals; 3) enter purchase transactions: purchase transactions are entered through the Broker's or Administrator's own personal computer or through the use of a toll-free telephone number; 4) enter redemption transactions: Broker or Administrator enters redemption transactions in the same manner as purchases; 5) account maintenance: Broker or Administrator provides or arranges to provide accounting support for all transactions. Broker or Administrator also wires funds and receives funds for Trust share purchases and redemptions, confirms and reconciles all transactions, reviews the activity in the Trust's accounts, and provides training and supervision of its personnel; 6) interest posting: Broker or Administrator posts and reinvests dividends to the Trust's accounts; 7) prospectus and shareholder reports: Broker or Administrator maintains and distributes current copies of prospectuses and shareholder reports; 8)
advertisements: the Broker or Administrator continuously advertises the availability of its services and products; 9) customer lists: the Broker or Administrator continuously provides names of potential customers; 10) design services: the Broker or Administrator continuously designs material to send to customers and develops methods of making such materials accessible to customers; and 11) consultation services: the Broker or Administrator continuously provides information about the product needs of customers.



     3. During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.50% of the average aggregate net asset value of the Class A Shares of the Federated Short Term Income Fund held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.



     4. FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Classes' expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.



     5. FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Brokers and Administrators a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.



     6. FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Brokers and Administrators and the purpose for such payments.



     In consideration of the mutual covenants set forth in the Distributor's Contract dated December 31, 1991 between Federated Income Securities Trust and Federated Securities Corp., Federated Income Securities Trust executes and delivers this Exhibit on behalf of the Funds, and with respect to the separate Classes of Shares thereof, first set forth in this Exhibit.



            Witness the due execution hereof this 1st day of December, 2003.



                                    FEDERATED INCOME SECURITIES TRUST

                                    By:  /s/ J. Christopher Donahue
                                    Name:  J. Christopher Donahue
                                    Title:  President

                                    FEDERATED SECURITIES CORP.

                                    By:  /s/ James F. Getz
                                    Name:  James F. Getz
                                    Title:  President - Broker/Dealer